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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 11, 2001


                       RYDER VEHICLE LEASE TRUST 1999-A
            (Exact name of registrant as specified in its charter)


Delaware                                 333-81455           52-7000600
(State or other jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)        Identification No.)

3600 NW 82nd Avenue, Miami, Florida                          33166
(Address of principal executive offices)                     (Zip Code)


                                (305) 500-3726
             (Registrant's telephone number, including area code)


                                  Page 1 of 9

            This report consists of 9 consecutively numbered pages.

                                       1
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ITEM 5.   OTHER EVENTS
          ------------

          The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended September 30, 2001 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A October 11, 2001

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

                              (c)Exhibits:

                            99.1 Quarterly Report to Investors (Payment
                                 Date Certificate) for the quarter ended
                                 September 30, 2001.

                                       2
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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          RYDER VEHICLE LEASE TRUST 1999-A
                                          (Registrant)

Date: October 19, 2001                    /s/ W. Daniel Susik
                                          -------------------
                                          W. Daniel Susik
                                          Senior Vice President & Treasurer
                                          Ryder Truck Rental, Inc.

                                          (Duly Authorized Officer of the
                                          Administrator on behalf of the Trust)

                                       3
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number    Description of Exhibit                                          Page

 99.1     Quarterly Report to Investors (Payment Date Certificate) for      5
          the quarter ended September 30, 2001

                                       4